NAAC 2005 - S4

1. % IO Loans

	Number of		Percent of
	Mortgage	Scheduled	Mortgage	WA CLTV of	WAC of	WA FICO
% IO Loans	Loans	Balance	Pool	Mortgage Loans	Mortgage Loans	Mortgage Loans
NON-IO	4,654	261,088,236.89	95.01	96.62	10.216	698
IO Loans	189	13,713,944.39	4.99	96.14	10.566	690
Total:	4,843	274,802,181.28	100	96.6	10.234	697

2. Interest Only Period

	Number of		Percent of
	Mortgage	Scheduled	Mortgage	WA CLTV of	WAC of	WA FICO
Interest Only Period	Loans	Balance	Pool	Mortgage Loans	Mortgage Loans	Mortgage Loans
0	4,654	261,088,236.89	95.01	96.62	10.216	698
60	186	13,583,354.39	4.94	96.12	10.574	690
120	3	130,590.00	0.05	97.47	9.761	702
Total:	4,843	274,802,181.28	100	96.6	10.234	697